          ------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                                   ----------

                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

        NEW YORK                                            13-4994650
(State of incorporation                                  (I.R.S. employer
if not a national bank)                                 identification No.)

         270 PARK AVENUE
         NEW YORK, NEW YORK                                   10017
(Address of principal executive offices)                    (Zip Code)

                               WILLIAM H. MCDAVID
                                 GENERAL COUNSEL
                                 270 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                            TELEPHONE: (212) 270-2611
            (Name, address and telephone number of agent for service)

                        (1) EL PASO ENERGY PARTNERS, L.P.
                 (2) EL PASO ENERGY PARTNERS FINANCE CORPORATION
               (Exact name of obligor as specified in its charter)
               SEE TABLE OF ADDITIONAL REGISTRANT GUARANTORS BELOW

       (1) DELAWARE                                       (1)76-0396023
       (2) DELAWARE                                       (2)76-0605880
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                         identification No.)

           4 GREENWAY PLAZA
             HOUSTON, TEXAS                                   77046
(Address of principal executive offices)                    (Zip Code)

                                   ----------

              10 5/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2012

                                   ----------

                    TABLE OF ADDITIONAL REGISTRANT GUARANTORS

                                                                                        ADDRESS, INCLUDING ZIP
                                                                                         CODE, AND TELEPHONE
                                                                                        NUMBER, INCLUDING AREA
                                                     STATE OR OTHER                      CODE, OF REGISTRANT
                                                    JURISDICTION OF    IRS EMPLOYER     GUARANTOR'S PRINCIPAL
               NAME                                  INCORPORATION         ID NO.          EXECUTIVE OFFICE
               ----                                 ---------------    ------------     ----------------------
Chaco Liquids Plant Trust                            Massachusetts          N/A                    *

Crystal Holding, L.L.C.                              Delaware            76-0396023                *

El Paso Energy Intrastate, L.P.                      Delaware               N/A                    *

El Paso Energy Partners Oil Transport, L.L.C.        Delaware            76-0396023                *

El Paso Energy Partners Operating Company, L.L.C.    Delaware            76-0396023                *

El Paso Energy Warwink I Company, L.P.               Delaware               N/A                    *

El Paso Energy Warwink II Company, L.P.              Delaware               N/A                    *

El Paso Offshore Gathering & Transmission, L.P.      Delaware               N/A                    *

El Paso South Texas, L.P.                            Delaware            04-3714142                *

EPGT Texas Pipeline, L.P.                            Delaware               N/A                    *

EPN Alabama Intrastate, L.L.C.                       Delaware            76-0396023                *

EPN Field Services, L.L.C.                           Delaware            76-0396023                *

EPN Gathering and Treating Company, L.P.             Delaware               N/A                    *

EPN Gathering and Treating GP Holding, L.L.C.        Delaware            76-0396023                *

EPN GP Holding, L.L.C.                               Delaware            76-0396023                *

EPN GP Holding I, L.L.C.                             Delaware            76-0396023                *

EPN Gulf Coast, L.P.                                 Delaware               N/A                    *

EPN Holding Company, L.P.                            Delaware               N/A                    *

EPN Holding Company I, L.P.                          Delaware               N/A                    *

EPN NGL Storage, L.L.C.                              Delaware           76-0396023                 *

EPN Pipeline GP Holding, L.L.C.                      Delaware           76-0396023                 *

First Reserve Gas. L.L.C.                            Delaware           76-0396023                 *

Flextrend Development Company, L.L.C.                Delaware           76-0396023                 *

Hattiesburg Gas Storage Company                      Delaware               N/A                    *

Hattiesburg Industrial Gas Sales, L.L.C.             Delaware           76-0396023                 *

High Island Offshore System, L.L.C.                  Delaware           76-0396023                 *

Manta Ray Gathering Company, L.L.C.                  Delaware           76-0396023                 *

Petal Gas Storage, L.L.C.                            Delaware           76-0396023                 *

Poseidon Pipeline Company, L.L.C.                    Delaware           76-0396023                 *

Warwink Gathering and Treating Company               Texas                  N/A                    *


* The address for each Additional Registrant Guarantor is 4 Greenway Plaza, Houston, Texas 77046, and the telephone number for each is (832) 676-2600.

                                     GENERAL

ITEM 1. GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

              New York State Banking Department, State House, Albany, New York 12110.

              Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

              Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

              Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR AND GUARANTORS.

         IF THE OBLIGOR OR ANY GUARANTOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.


ITEMS 3 THROUGH 15, INCLUSIVE, ARE NOT APPLICABLE BY VIRTUE OF T-1 GENERAL INSTRUCTION B.




                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

ITEM 16. LIST OF EXHIBITS

         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
ELIGIBILITY.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference.)

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference.)

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 27th day of February, 2003.

                                                    JPMORGAN CHASE BANK

                                           By:     /s/ REBECCA A. NEWMAN
                                              ---------------------------------
                                                     Rebecca A. Newman
                                              Vice President and Trust Officer

                              EXHIBIT 7 TO FORM T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                     at the close of business September 30,
               2002, in accordance with a call made by the Federal
                  Reserve Bank of this District pursuant to the
                     provisions of the Federal Reserve Act.


                                                                                 DOLLAR AMOUNTS
                     ASSETS                                                       IN MILLIONS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ......................................................   $ 17,141
     Interest-bearing balances ..............................................     13,564
Securities:
Held to maturity securities .................................................        408
Available for sale securities ...............................................     74,344
Federal funds sold and securities purchased under
     agreements to resell
     Federal funds sold in domestic offices .................................      7,094
     Securities purchased under agreements to resell ........................     72,512
Loans and lease financing receivables:
     Loans and leases held for sale .........................................     17,153
     Loans and leases, net of unearned income ...............................   $161,915
     Less: Allowance for loan and lease losses ..............................      3,458
     Loans and leases, net of unearned income and
     allowance ..............................................................    158,457
Trading Assets ..............................................................    186,290
Premises and fixed assets (including capitalized leases) ....................      6,177
Other real estate owned .....................................................         57
Investments in unconsolidated subsidiaries and
     associated companies ...................................................        326
Customers' liability to this bank on acceptances
     outstanding ............................................................        281
Intangible assets
        Goodwill ............................................................      2,168
        Other Intangible assets .............................................      3,696
Other assets ................................................................     45,403
TOTAL ASSETS ................................................................   $605,071
                                                                                ========

                                                       LIABILITIES
Deposits
     In domestic offices ....................................................   $167,400
     Noninterest-bearing ....................................................   $ 66,691
     Interest-bearing .......................................................    100,709
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's .................................................    118,273
     Noninterest-bearing ....................................................   $  8,445
     Interest-bearing .......................................................    109,828

Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices ............................      6,317
     Securities sold under agreements to repurchase .........................    105,558
Trading liabilities .........................................................    126,199
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases) ..............................     11,025
Bank's liability on acceptances executed and outstanding ....................        304
Subordinated notes and debentures ...........................................      7,895
Other liabilities ...........................................................     25,977
TOTAL LIABILITIES ...........................................................    568,948
Minority Interest in consolidated subsidiaries ..............................         91

                                                    EQUITY CAPITAL

Perpetual preferred stock and related surplus ...............................          0
Common stock ................................................................      1,785
Surplus  (exclude all surplus related to preferred stock) ...................     16,304
Retained earnings ...........................................................     16,560
Accumulated other comprehensive income ......................................      1,383
Other equity capital components .............................................          0
TOTAL EQUITY CAPITAL ........................................................     36,032
                                                                                --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL ....................   $605,071
                                                                                ========


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                    WILLIAM B. HARRISON, JR.)
                                    HANS W. BECHERER        )DIRECTORS
                                    LAWRENCE A. BOSSIDY     )